UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 27, 2025
P3 Health Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40033	85-2992794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2370 Corporate Circle Suite 300 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)
(702) 910-3950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PIII	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock	PIIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2025, P3 Health Group, LLC (“P3 LLC”), a subsidiary of P3 Health Partners Inc. (the “Company”) entered into the Tenth Amendment (the “Amendment”) to that certain Term Loan Agreement, dated as of November 19, 2020, by and among P3 LLC, as borrower, the subsidiary guarantors party thereto, the lenders from time to time party thereto, and CRG Servicing LLC, as administrative agent and collateral agent (as amended, the “Term Loan Agreement”).

The Amendment:
•amends the payment structure of the Term Loan Agreement by extending the interest-only period to September 30, 2026, extending the maturity date to December 31, 2027, and changing the principal payments to a fixed $5,000,000 per payment date;
•changes the interest rate from 12% to 12% through December 31, 2025 and 15% thereafter;
•includes two separate Paid In-Kind (“PIK”) periods, replacing the previous single PIK period: the first PIK Period measures from closing of the Term Loan Agreement through December 31, 2024 and includes the option to pay 8% cash plus 4% PIK (added to the principal); and the second PIK Period measures from January 1, 2026 through December 31, 2027 and includes the option to pay 12% cash plus 3% PIK; and
•updates board observation rights for lender representatives.

The Amendment also includes standard conditions precedent for effectiveness and reaffirmation of existing loan obligations. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Tenth Amendment to Term Loan Agreement, dated as of August 27, 2025, by and among P3 Health Group, LLC, as borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, and CRG Servicing LLC, as administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P3 Health Partners Inc.

Date:	August 29, 2025	By:	/s/ Leif Pedersen
Leif Pedersen
Chief Financial Officer